Exhibit 10.19

                                                      OMB Approval No. 3245-0201
                                                        Expiration Date 12-31-87


                       U. S. Small Business Administration

                                                                PLP-943-009-3005
                                                            Date August 13, 1996
                               SECURITY AGREEMENT


1. GUILDMASTER, INC. (hereinafter called "Debtor"), 2015 W. BATTLEFIELD ROAD, SPRINGFIELD, MO 65807, for value received, hereby grants to, SAC RIVER VALLEY BANK AND/OR ITS ASSIGNEES P.0. BOX B, STOCKTON, MISSOURI 65785 (hereinafter called "Secured Party"), a security interest in the property described below (hereinafter collectively called "Collateral") to secure the payment of the principal and interest on and all obligations under a note (hereinafter called the "Note"), dated AUGUST 13, 1996, the order of the Secured Party, in the principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS Dollars ($250,000.00), all renewals and extensions of the Note, and all costs, expenses, advances and liabilities which may be made or incurred by Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest hereby granted with interest at the maximum legal rate on such costs, expenses, advances and liabilities. The note and all other obligations secured hereby are herein collectively called the "Liabilities."

2. The Collateral in which this security interest is granted is all of the Debtor's property described below in reference to which an "X" or checkmark has been placed in the box applicable thereto, together with all the proceeds and products therefrom. If two such boxes are so marked, the security interest so designated secures the purchase money from the loan used by the Debtor to acquire title to the Collateral.


 [X]    [X]    a.   All equipment and machinery, including power-driven
                    machinery and equipment, furniture and fixtures now owned or hereafter acquired, together with all replacements thereof, all attachments, accessories, parts and tools belonging thereto or for use in connection therewith.

 [ ]    [ ]    b.   All passenger and commercial motor vehicles registered for use upon public highways or streets, now owned or hereinafter acquired, together with all replacements thereof, all attachments, accessories, parts, equipment and tools belonging thereto or for use in connection therewith.

 [X]    [X]    c.   All inventory, raw materials, work in process and supplies now owned or hereinafter acquired

 [X]    [X]    d.   All accounts receivable now outstanding or hereafter
                    arising.

 [X]    [X]    e.   All contract rights and general intangibles now in force or hereafter acquired

3. Debtor shall not transfer, sell or assign Debtor's interest in the Collateral nor permit any other security interest to be created thereon without Secured Party's prior written approval, except that Debtor may sell the inventory listed in Paragraph 2.c. hereof in the ordinary course of business on customary terms and at usual prices and may collect as Secured Party's agent sums due on accounts receivable and contract rights listed in Paragraphs 2.d. and 2.e. until advised otherwise by Secured Party.

                                                           OMB Approval No. 3245
GLR 51 6022                                                      SBA LOAN NUMBER
Guildmaster, Inc.                                               PLP 943-009-3005
2015 W. Battlefield
Springfield, MO 65807


                                      COPY
                       U.S. Small Business Administration

                                      NOTE
                                                              Stockton, Missouri
                                                                (City and State)

$250,000.00                                               (Date) August 13, 1996

     For value received, the undersigned promises to pay to the order of Sac River Valley Bank and/or its assignees at its office in the city of Stockton, State of Missouri or at holder's option. at such other place as may be designated from time to time by the holder $250,000.00 Two Hundred Fifty Thousand and 00/100 dollars. with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of See Below percent annum, payment to be made in installments as follows:

     See attached Exhibit "A"














     If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide Lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) per cent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay Lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

4. Debtor shall keep, store or regularly garage all Collateral at locations approved by Secured Party in writing.

5. Debtor shall not conduct business under any other name than that given above nor change or reorganize the type of business entity under which it does business except upon prior written approval of Secured Party. If such approval is given, Debtor guarantees that all documents. instruments and agreements demanded by Secured Party shall be prepared and filed at Debtor's expense before such change of name or business entity occurs.

6. Debtor shall pay the Filing and recording costs of any documents or instruments necessary to perfect, extend, modify, or terminate the security interest created hereunder, as demanded by Secured Party.

7. Debtor shall maintain all Collateral in good condition, pay promptly all taxes, judgments, or changes of any kind levied or assessed theron, keep current all rent due on premises where Collateral is located, and maintain insurance on all Collateral against such hazards, in such amounts and with such companies as Secured Party may demand, all such insurance policies to be in the possession of Secured Party and to contain a Lender's Loss Payable Clause naming Secured Party in a manner satisfactory to Secured Party. Debtor hereby assigns to Secured Party any proceeds of such policies and all unearned premiums thereon, and authorizes and empowers Secured Party to collect such sums and to execute and endorse in Debtor's name all proofs of loss, drafts. checks and any other documents necessary to accomplish such collections, and any persons or entities making payments to Secured Party under the terms of this Paragraph are hereby relieved absolutely from any obligation to see to the application of any sums so paid.

8. Debtor shall be in default hereunder if Debtor fails to perform any of the liabilities imposed hereby or any other obligation required by the various instruments or papers evidencing or securing this loan, or if the full balance of the loan becomes immediately payable under the terms of such instruments, either automatically or by declaration of the Secured Party. In the event of any default, Secured Party may, in its own discretion, cure such default and, if it does so, any expenditures made for such purpose shall be added to the principal of the Note.

9. In the event of default, Debtor shall assemble and make available ail Collateral at any place designated by Secured Party. Debtor acknowledges being advised of a constitutional right to a court notice and hearing to determine whether, upon default, there is probable cause to sustain the validity of the Secured Party's claim and whether the Secured Party is entitled to possession of the Collateral and being so advised, Debtor hereby voluntarily gives up, waives and surrenders any right to a notice and hearing to determine whether there is probable cause to sustain the validity of Secured Party's claim. Any notices required pursuant to any state. or local law shall be deemed reasonable if mailed by Secured Party to the persons entitled thereto at their last known addresses at least ten days prior to disposition of the Collateral, and, in reference to a private sale, need state only that Secured Party intends to negotiate such a sale. Disposition of Collateral shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the community where the Collateral is located or by a private. sale for a stun equal to or in excess of the liquidation value of the Collateral as determined by Secured Party.

10. All rights conferred on Secured Party hereby are in addition to those granted to it by any state or local law or any other law. Failure or repeated failure to enforce any rights hereunder shall not constitute an estoppel or waiver of Secured Party's rights to exercise such rights accruing prior or subsequent thereto. Secured Party shall not be liable for any loss to Collateral in its possession, nor shall such loss diminish the debt due, even if the loss is caused or contributed to by Secured Party's negligence.

IN WITNESS WHEREOF, GUILDMASTER, INC. (a Missouri corporation) of Springfield, Missouri has caused this instrument to be executed in its behalf by its President and its corporate seal to be hereto affixed and attested by its duly authorized attestation officer, on the day and year first above written.

          (SEAL)                              GUILDMASTER, INC.

                                              BY: /s/ James K. Parsons -
                                                  President and Secretary
                                              ---------------------------------
                                              TITLE: Secretary
       ATTEST: Secretary
       ----------------------------
       DULY AUTHORIZED ATTESTATION
       OFFICER OF CORPORATION

     This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R.101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.

IN WITNESS WHEREOF, Guildmaster, Inc. (a Missouri corporation) of Springfield, Missouri, has caused this note to be executed in its behalf by its President and its corporate seal to be hereto affixed by its duly authorized attestation officer, on the day and year first above written.

  [SEAL]
                                              Guildmaster, Inc.

                                              By: /s/ James K. Parsons
                                              ---------------------------------
                                                James K. Parsons
ATTEST: /s/ Jon Baker                         Title: President
--------------------------                    ---------------------------------
Duly Authorized Attestation
Officer of Corporation







     Note. - Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested: partnership applicants must execute Note in firm name, together with signature of a general partner.

     The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

     The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare ail or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral. or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

     Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

     Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

     The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

     The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged. or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as it said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

                                  EXHIBIT "A"




With interest at the rate of nine and one quarter (9.25%) per annum, payment to be made in installments as follows: $3,200.82, including principal and interest, payable monthly, beginning one (1) month from date of Note, PROVIDED, each said installment shall be applied first to interest accrued to the date of receipt of said installment and the balance, if any, to principal.

This is a variable interest rate loan in which the interest rate will fluctuate in accordance with the Prime Rate in effect on the first business day of the month of the fluctuation period, as published in the Wall Street Journal. The interest rate (spread) to be added to the Prime Rate at the beginning of each adjustment period will be one percent (1%). Each adjustment period will be monthly, beginning with the first business day of the month after date of initial disbursement. The interest rate on this Note shall increase or decrease by adding the interest rate spread to the Prime Rate as of the beginning of each adjustment period, commencing with the adjustment period beginning with the first business day of the month after date of initial disbursement. Holder shall give written notice to the undersigned of each increase or decrease in the interest rate within thirty days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given. If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion, the rare of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate in effect as of the date of purchase by SBA. At no time shall the interest rate exceed the maximum rate permitted by law. The installment may be adjusted to reflect any increase or decrease in the interest rate as a result of the variable provision.

In the event any installment is insufficient to cover the payment of principal and interest necessary to amortize this Note within the approved term, payment shall be increased accordingly.

The undersigned agrees to pay a late charge not exceeding five (5%) percent of the installment amount due if such installment is not received within ten days of the due date. Funds received from the undersigned will be applied first to interest to the date of receipt, then to principal and then to the late fee.

             UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1
           IMPORTANT-READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM

FORM M.550
B & C INC.
2820 ROE LANE
K.C., KS 66103

This FINANCING STATEMENT is presented to a Filing Officer for    No. of Additional   3. [ ] To be Recorded in       Book:__________
filing pursuant to the Uniform Commercial Code:                  Sheets Presented:          Real Estate Records     Page:__________

1. Debtor(s) (Last Name First) and Address(es):       2. Secured Party(ies): Name(s) Address(es):     4. For Fling Officer use only:
Guildmaster, Inc.                                             SAC RIVER VALLEY BANK
2015 W. Battlefield                                           PUBLIC SQUARE. P.O. BOX B
Springfield, MO 65807                                         STOCKTON, MISSOURI 65785


5. This Financing Statement Covers the Following Types (or Items) of Property:

All Machinery, Equipment, Furniture, Fixtures, Inventory and all present and future Accounts Receivable, proceeds arising therefrom chattel paper, contract rights and general intangibles, however evidenced or acquired, now owned;
purchase with loan proceeds and hereafter acquired, and all additions and
accessions thereto.                                       [X] Products of the Collateral are Also Covered.


6. Description of Real Estate:                                                       7. Names) of Record Owner(s):



                                                                                     8. Assignee(s) of Secured Party and Address(es)
This statement is signed by the Secured Party instead of the Debtor to perfect a security interest in collateral:

(Please   [x]  already subject to a security interest in another jurisdiction
check          when it was brought into this state, or when the debtors location
appro-         was changed to this state.
priate    [x]  which is proceeds of the original collateral described above in
box)           which a security interest was perfected. Proceeds should be described above.
          [x]  as to which the filing has lapsed.
          [x]  acquired after a change of name, identity or corporate structure of the debtor.
                                                                                          [ ] The Debtor is a transmitting utility.
Guildmaster, Inc.                                                               Sac River Valley Bank
---------------------                                                         -------------------------
                                 Use whichever signature line is applicable.

By /s/ James K. Parsons - President                                      By /s/                     - President
-------------------------------------                                    ----------------------------------------
       Signature(s) of Debtor(s)                                           Signature(s) of Secured Party(ies)


 FILING OFFICER COPY ALPHABETICAL                                     Approved By: JUDITH K. MORIARTY SECRETARY OF STATE

                                                      OMB Approval No. 3245-0201
                                                       Expiration Date: 04-30-97

                                                                   SBA LOAN NO
                                                                PLP 943-009-3005

                    U.S. SMALL BUSINESS ADMINISTRATION (SBA)
                                    GUARANTY

                                                                 AUGUST 13, 1996

     In order to induce SAC RIVER VALLEY BANK, (hereinafter Called "Lender") to make a loan or loans, or renewal or extension thereof, to GUILDMASTER, INC. (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender. Its sucessors and assigns, the doe am punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated August 13, 1996 in the principal amount of $250,000.00, with interest at the rate of prime +1% per cent per annum. Such note, and the Interest thereon and all other sums payable with respect thereto are hereinafter collectively called Liabilities As security for the performance at this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and deliver: to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used hereto shall mean any funds, guaranties, agreements or other property or rights a interests at any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee a otherwise, as security, whether immediate or underlying. for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

     The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and a presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

     (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate at interest thereon (but not increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and air other Indulgence with respect thereto, and to affect any release, compromise or settlement with respect thereto;

     (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with aspect to all or any part the collateral, and to change the terms of any such agreement:

     (c) To forbear from calling for additional collateral to secure any of the Liabilities at to secure any obligation comprised in the collateral:

     (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

     (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, or any public or private sale or sales, for cash or on credit or on future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

     In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any at the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

     The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender: by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later: nor by reason at the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of Lender: nor by reason of the fact that any of the collateral may be subject to equities of defenses or claims in favor of others or may be invalid or detective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change: nor by reason of any deterioration, waste, or loss by fire, theft or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

     The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part at the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth at the Undersigned.

     The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor whith SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

     The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally, liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability, of any one or more of the Undersigned, and that any failure be Lender or its asssigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other or the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability or any signer hereof.


                                                        /s/ James K. Parsons
                                                      -------------------------
                                                      JAMES K. PARSONS

                                                        /s/ Ellen Parsons
                                                      -------------------------
                                                      ELLEN PARSONS



NOTE. - Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested: partnership guarantors must execute guaranty in firm name, together with signature at a general partner. Formally executed guaranty is to be delivered at the time at disbursement of loan.

                     (LIST COLLATERAL SECURING THE GUARANTY)

This Guaranty is secured by assignment of life insurance in the amount of $250,000.00 on James K. Parsons.

                                                       OMB Approval No 3245-0201
                                                            SBA LOAN NUMBER
                                                           PLP 943-009-3005

   COMPENSATION AGREEMENT FOR SERVICES IN CONNECTION WITH APPLICATION AND LOAN
          FROM (OR IN PARTICIPATION WITH) SMALL BUSINESS ADMINISTRATION

     The undersigned representative (attorney, accountant, engineer, appraiser, etc.) hereby agrees that the undersigned has not and will not, directly or indirectly, charge or receive any payment in connection with the application for or the making of the loan except for services actually performed on behalf of the Applicant. The undersigned further agrees that the amount of payment for such services shall not exceed an amount deemed reasonable by SBA (and, if it is a participation loan, by the participating lending institution), and to refund any amount in excess of that deemed reasonable by SBA (and the participating institution). This agreement shall supersede any other agreement covering payment for such services.

    A general description of the services performed, or to be performed, by the undersigned and the compensation paid o to be paid are set forth below. If the total compensation in any case exceeds $1,000 (or $300 for: (1) regular business loan of $15,000 or less: or (2) all disaster home loans) or if SBA should otherwise require, the services must be itemized on a schedule attached showing each date services were performed, time spent each day, and description of service rendered on each day listed.

     The undersigned Applicant and representative hereby certify that no other fees have been charged or will be charged by the representative in connection with this loan, unless provided for in the loan authorization specifically approved by SBA.

  GENERAL DESCRIPTION OF SERVICES          Paid Previously              $______
                                           Additional Amount to be Paid $______
                                           Total Compensation           $ NONE

     (Section 13 of the Small Business Act (15 USC 642) requires disclosures concerning fees. Parts 103, 108 and 120 of Title 13 of the Code of Federal Regulations contain provisions covering appearances and compensation of persons representing SBA applicants. Section 103.13-5 authorizes the suspension or revocation of the privilege of any such person to appear before SBA for charging a fee deemed unreasonable by SBA for services actually performed, charging of unreasonable expenses, or violation of this agreement. Whoever commits any fraud, by false or misleading statement or representation or by conspiracy, shall be subject to the penalty of any applicable Federal or State statute.)

 Dated ________, 19__                           _______________________________
                                                        (Representative

                                                By_____________________________

     The Applicant hereby certifies to SBA that the above representations, description of services and amounts are correct and satisfactory to Applicant.

Dated August 13, 1996                           GUILDMASTER, INC.
                                                     Applicant


                                                By /s/ James K. Parsons


     The participating lending institution hereby certifies that above representations of service rendered and amount charged are reasonable and satisfactory to it.

Dated AUGUST 13, 1996                           SAC RIVER VALLEY BANK
                                                       (Lender)


                                                By /s/              - President



NOTE: Foregoing certification must be executed, if by a corporation, in corporate name by duly authorized officer at duly attested; if by a partnership, in the firm name, together with signature of a general partner.

PLEASE NOTE: The estimated burden hours for the completion of SBA Form 147, 148, 159, 160, 160A 529B, 928, and 1059 is 6 hrs. per response. If you have any questions or comments concerning this estimate or any other aspect of this information collection please contact William Cline, Chief Administrative Information Branch U.S. Small Business Administration, 409 3rd st. S.W. Washington, D.C. 20416 and Gary Wazman, Clearance Officer, Paperwork Reduction Project (3245-0201), Office of Management and Budget, Washington, D.C. 20503.

                                                      OMB APPROVAL NO. 3245-0201
                                                              SBA LOAN NO.
                                                            PLP 943-009-3005
                                                      (For Corporate Applicants)


                       U.S. Small Business Administration

                       RESOLUTION OF BOARD OF DIRECTORS OF
                                GUILDMASTER, INC.


     (1) RESOLVED, that the officers of this corporation named below, or any one of them, or their, or any one of their, duly elected or appointed successors in office, be and they are hereby authorized and empowered in the name and on behalf of this corporation and under its corporate seal to execute and deliver to the (hereinafter called "Lender") or the Small Business Administration (hereinafter called "SBA"), as the case may be, in the form required by Lander or SBA, the following documents (a) application for a loan or loans, the total thereof not to exceed in principal amount $250,000.00 maturing upon such date or dates and bearing interest at such me or rates as may be prescribed by Lender or SBA; (b) applications for any renewals or extensions of all or any part of such loan or loans and of any other loan heretofore or hereafter made by Lender or SBA to this corporation; (c) the promissory note or notes of this corporation evidencing such loan or loans or any renewals or extensions thereof; and (d) any other instruments or agreements of this corporation which may be required by Lender or SBA in connection with such loan, renewals, and/or extensions; and that said officers in their discretion may accept any such loan or loans in installments and give one or more notes of this corporation therefor. and may receive end endorse in the name of this corporation any checks or drafts representing such loan or loans or any such installments;

     (2) FURTHER RESOLVED, that the aforesaid officers or any one of them, or their duly elected or appointed successors in office, be and they are hereby authorized end empowered to do any acts, including but not limited to the mortgage, pledge, or hypothecation from time to time with Lender or SBA of any or all assets of this corporation to secure such loan or loans, renewals and extensions, and to execute in the name and on behalf of this corporation and under its corporate seal or otherwise, any instruments or agreements deemed necessary or proper by Lender or SBA, in respect of the collateral securing any indebtedness of this corporation;

     (3) FURTHER RESOLVED, that any indebtedness heretofore contracted and any contracts or agreements heretofore made with Lender or SBA on behalf of this corporation, and all acts of officers or agents of this corporation in connection with said indebtedness or said contracts or agreements, are hereby ratified and confirmed;

     (4) FURTHER RESOLVED, that the officers referred to in the foregoing resolutions follows:

    JAMES K. PARSONS               PRESIDENT              /s/ James K. Parsons
 -----------------------        ----------------       -------------------------
     (Typewrite name)                (Title)                  (Signature)

 -----------------------        ----------------       -------------------------
     (Typewrite name)                (Title)                  (Signature)

 -----------------------        ----------------       -------------------------
     (Typewrite name)                (Title)                  (Signature)

 -----------------------        ----------------       -------------------------
     (Typewrite name)                (Title)                  (Signature)

 -----------------------        ----------------       -------------------------
     (Typewrite name)                (Title)                  (Signature)

     (5) FURTHER RESOLVED, that Lender or SBA a authorized to rely upon the aforesaid resolutions until receipt of written notice of any change.


                                  CERTIFICATION

     I HEREBY CERTIFY that the foregoing is a true and correct copy of to resolution regularly presented to and adopted by the Board of Directors of GUILDMASTER, INC. at a meeting duly called and held at SPRINGFIELD, MO on the 13th day of AUGUST, 1996, at which a quorum was present and voted. and that such resolution is duly recorded in the minute book of this corporation; that the officers named in said resolution have been duly elected or appointed to, and are the present incumbents of, the respective offices set after their respective names: and that the signatures set opposite their respective names are their true and genuine signatures.

(Seal)

                                                /s/ James K. Parsons
                                              ----------------------------
                                                        Secretary

                                                     OMB APPROVAL NO.: 3245-0200
                                                        EXPIRATION DATE: 5/31/98

                       U.S. Small Business Administration

                                Settlement Sheet

Lender (Name and Address-Include Zip Code)      Borrower (Name)
SAC RIVER VALLEY BANK                           GUILDMASTER, INC.
P.0. BOX B
STOCKTON, M0. 65785

SBA Loan Number (10 digits) 943-009-3005        Lender Computes Interest on a
                                                ACTUAL/360 day basis.

Sum of Prior disbursements $________ + This Disbursement $250,000.00 = Total $250,000.00

The provisions of 18 U.S.C. 1001 and 15 U.S.C. 645 provide certain criminal penalties for making false statements, willfully overvaluing collateral, or other prohibited acts. To induce SBA, directly or indirectly, to participate in this loan, the Borrower, subject to these provisions, acknowledges receipt of $250,000.00 on 8/13/96 and certifies (1) that the proceeds at this disbursement will be, and all previous disbursements have been, used in accordance with the Loan Authorization, (2) that there has been no substantial adverse change in financial condition, organization, operations, or fixed assets since application for this loan was filed or since the previous disbursement, and (3) that there are no liens or encumbrances against the real or personal property securing the loan except those disclosed in the application for this loan.

Leader certifies that disbursement of the loan proceeds was made and the loan proceeds were used as set forth below and in accordance with the Loan Authorization by issuance of joint payee checks as detailed below, except checks for cash operating capital, cash to reimburse borrower for evidenced expenditures made after loan approval date for such authorized use of proceeds or as otherwise directed by the Loan Authorization. and that construction, paid with loan proceeds as listed below, has been completed. (Any deviation from the Loan Authorization must be authorized in writing by prior to expenditure of the loan funds.)

See Paragraph B, of Authorization "Use of Proceeds"

Subparagraph    Name of Payee        Date and Amount of         Purpose
      1.        GUILDMASTER, INC.    8/13/96   250,000.00       WORKING CAPITAL





To further induce SBA to participate in the loan, Leader certifies that neither the Leader nor its Associates, officers, agents, affiliates or attorneys have charged or will charge or receive, directly or indirectly, any bonus, fee, commission, or other payment or benefit, or require a compensating balance, Certificate of Deposit, or other security in connection with, making or servicing of this loan (other than those reported on SBA Forms 4 or 159 "Compensation Agreement"). It is understood that all fees not approved by SBA are prohibited, except as may be specifically permitted by the Loan.

Lender                                          Borrower

SAC RIVER VALLEY BANK                           GUILDMASTER, INC.

By /s/            - President                   Signed /s/ James K. Parsons
------------------------------                  ------------------------------
Date August 13, 1996                            Date August 13, 1996

This Certification must be signed and returned to the SBA immediately after each disbursement. If there is a large number of checks, itemize on separate sheets, sign and attach hereto.

SBA Review By                        Title                 Date

The estimated burden for completion of this form is 1 hour per response. If you have any questions or comments concerning this estimate or any other aspects of this information collection, please contact Chief, Administrative Information Branch, U.S. Small Business Administration. Washington. D.C. 20418 and Clearance Officer, Paperwork Reduction Project (3245-0200), Office of Management and Budget, Washington, D.C. 20503.

                                                                ----------------
                                                                   LOAN NUMBER
                                                                PLP 943-009-3005
                                                                ----------------

                       U.S. SMALL BUSINESS ADMINISTRATION
                            Springfield Branch Office
                         620 South Glenstone, Suite 110
                           Springfield, Missouri 65802

                        AUTHORIZATION AND LOAN AGREEMENT
                                (GUARANTY LOANS)

Sac River Valley Bank
------------------------------------------------
      (Lender)

P.O. Box B
------------------------------------------------
      (Address, include Zip Code)

Stockton, Missouri 65785
------------------------------------------------

Your request dated July 24, 1996 for SBA to Guarantee 75% of a loan (the Loan) in the amount of $250,000.00 to be made by Lender to:

Guildmaster, Inc.
-------------------------------------------------------------------------------
              (Name and Address of Borrower)

2015 W. Battlefield  Road, Springfield, MO 65807
-------------------------------------------------------------------------------
is hereby approved pursuant to Section 7(a) of the Small Business Act as amended.

1. The following forms are herewith enclosed:

     (a) Three copies of SBA Note (Form 147), one to be executed by the Borrower, the other two to be conformed. The original executed copy must be retained by you and one conformed copy must tie sent to SBA immediately after first disbursement, together with guaranty fee of 2% of the amount guaranteed. The fee shall be paid by Lander within 90 days of the date of this Authorization and may be charged to Borrower only after Lender has paid fee to SBA and initial disbursement made to Borrower. This fee may be deducted from loan proceeds.

Guildmaster, Inc.                                                         Page 2
Springfield, MO 65807

     (b) Copies of the SBA Settlement Sheet (Form 1050) are to be completed and executed by Lender and Borrower to reflect each disbursement. Prompt reporting of disbursements is necessary. Return the first copy ("Servicing Office") to SBA.

     (c) Compensation Agreements, (Form 159) shall be executed by Borrower, his representative and Lender and returned to SBA if Borrower has employed an attorney, accountant or other representative, or if Borrower is charged fees for services by Lender or an associate of Lender. If no such fees have been charged, please write "None" and return the form, executed by Lender and Borrower, to SBA.

     (d) The original copy of this Authorization (and documents itemized below if any) shall be executed prior to first disbursement and retained in loan file by the Lender. (A copy of the Authorization, and all documents should be given to Borrower.)

SBA FORM 529B (11-86) REF: SOP 70 50 PREVIOUS EDITIONS ARE OBSOLETE

2. This authorization is subject to:

     (a) Provisions of the Guaranty Agreement between Lender and SBA, dated September 26, 1978; and the representation by Lender that is has executed and delivered to SBA, SBA Form 1623, "Certification Regarding Debarment, Suspension and Other Responsibility Matters", and that the same continues as a valid certification and remains accurate in all respects.

     (b) First disbursement of the Loan being made not later than one month, and no disbursement being made later than six months, form the date of this Authorization, unless such time is extended pursuant to prior written consent by SBA.

     (c) Receipt by Lender of evidence satisfactory to it in its sole discretion, that there has been no unremedied adverse change since the date of the Application, or since any of the preceding disbursements, in the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

     (d)  The representations made by Borrower in its loan

Guildmaster, Inc.                                                         Page 3
Springfield, MO 65807

          application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

3. Terms of Loan:

     (a)  Repayment term, interest rate (s), and maturity.

          With interest at the rate of nine and one quarter percent (9.25%) per annum, payment to be made in installments as follows: $3,200.82, including principal and interest, payable monthly, beginning one (1) month from date of Note, and the balance of principal and interest payable ten (10) years from date of Note. PROVIDED, each said installment, shall he applied first to interest accrued to the date of receipt of said installment and the balance, of any, to principal.

          This is a variable interest rate loan in which the interest rate will fluctuate in accordance with the Prime Rate in affect On the first business day in the month of the fluctuation period, as published in the Wall Street Journal. The interest rate (Spread) to be added to the Prime Rate at the beginning of each adjustment period will be one percent (1%). Each adjustment period will be monthly, beginning with the first business day of the month after date of initial disbursement. The interest rate on this Note shall increase or decrease by adding the interest rate spread to the Prime Rate as of the beginning of each adjustment period, commencing with the adjustment period beginning with the first business day of the month after date of initial disbursement. Holder shall give written notice to the undersigned of each increase or decrease in the interest rate within thirty days after the effective date Of each rate adjustment, however, the fluctuation Of the interest rate is not contingent on whether the notice is given. If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the data of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion herein shall

Guildmaster, Inc.                                                         page 4
Springfield,  MO 65807

          be fixed at the rate in effect as of the date of purchase by SBA. At no time shall the interest rate exceed the maximum rate permitted by law. The installment may be adjusted to reflect any increase or decrease in the interest rate as a result of the variable provision.

          In the event any installment is insufficient to cover the payment of principal and interest necessary to amortize this Note within the approved term, payment shall be increased accordingly.

          The undersigned agrees to pay a late charge not exceeding five (5) percent of the installment amount due if such installment is not received within ten days of the due date. Funds received from the undersigned will be applied first to interest to the date of receipt, then to principal and then to the late fee.

     b) Use of proceeds of Loan as follows: (Show specific uses for which the Loan is authorized.)

          1.   Approximately $250,000.00 for working capital.

     (c)  Collateral

          1. First security interest in all equipment and machinery and furniture and fixtures now owned or hereafter acquired and the proceeds thereof.

          2. First security interest in all inventory and accounts receivable now owned or hereafter acquired and the proceeds thereof.

          3.   Guaranty (SBA Form 148) of James K. Parsons and Ellen Parsons.

          4. Assignment, with written home office acknowledgment, of term life insurance on the life of James K. Parsons. The insurance shall be in the initial face amount of $250,000.00. The insurance shall be maintained for the term of the Loan and there shall be no purchase of additional life insurance from business income or assets during the term of the Loan without the prior written approval of Lender and SBA. No disbursement shall be made on the Loan until Borrower submits written evidence to Lender that formal application for the insurance has been made.

Guildmaster, Inc. page 5
Springfield,  MO 65807

4. To further induce Lender to make and SBA to guarantee this Loan, Lender and SBA impose the following conditions:

     (a)  Execution of all documents required by Item 1 above.

     (b) Reimbursable Expenses. --Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, and the making and administration of the Loan.

     (c) Books, Records, and Reports. --Borrower will at all times keep proper books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorized Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times Lender or SBA may require, (a) inspections and audits of any books, records and papers in the custody or control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and (b) inspections and appraisals of any of Borrower's assets. Borrower will furnish to Lender and SBA for the twelve month period ending December 31, 1996 and quarterly thereafter (no later than 22 months following the expiration of any such period) and at such other times and in such form as Lander may prescribe, Borrower's financial and operating statements. Borrower hereby authorizes all federal, state and municipal authorities to furnish reports of examinations, records, and other information relating Latino to the conditions and affair's of Borrower and any desired information from reports, returns, files, and records of such authorities upon request therefore by Lender or SBA. Borrower shall obtain the services of an accounting firm satisfactory to Leader. In addition to the preparation of financial statements, the accounting firm shall, at least quarterly, counsel Borrower in its overall financial operation.

     (d) Borrower shall not execute any contracts for management consulting services without prior approval of Lender and SBA.

     (e) Distributions and Compensations --- Borrower shall not, without the prior written consent of Lander or SBA (a) if Borrower is a corporation, declare or pay

Guildmaster, Inc.                                                         page 6
Springfield, MO 65807

          any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock consolidate, or merge with any other company, or give any preferential treatment, make zany advance, directly or indirectly by way of loan, gift, bonus, or otherwise, to any company directly to indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company,
          (b) if Borrower is a partnership or individual, make any distribution of assets of the business of Borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Burrower, or any other company.

     (f)  Other Provisions;

          (1) Prior to any disbursement of the Loan Borrower shall provide Lender with evidence that hazard insurance has been obtained. The insurance shall be in an amount and coverage satisfactory to Lender and it shall be maintained for the term of the Loan. The insurance policy(ies) shall contain a Lender's Loss Payable Clause endorsement payable to Lender.

          (2) Prior to first disbursement, the Lender must be in receipt of evidence of the kind described below from an independent authoritative source which is sufficient to indicate to the Lender that the property is not 1n a special flood hazard area
               (SFHA). Property is defined as the asset(s) financed as a part of the SBA financial assistance and/or other collateral deemed necessary by the field office. If such evidence is not provided to the Lender, the Borrower must obtain, and maintain, Standard Flood Insurance Policy (SFIP) or other appropriate special flood hazard insurance in amounts and coverages equal to the lesser of
               (1) the insurable value of the property, or (2) maximum amount of coverage available Borrower can show that special flood hazard insurance has been acquired by submitting a copy of the policy or providing evidence of premium payment for the appropriate coverage to

Guildmaster, Inc.                                                         page 7
Springfield,  MO    65807

               a licensed insurance agent. Borrower will not be eligible for either any future disaster assistance or SBA business loan assistance if the special flood hazard insurance is not maintained as stipulated herein throughout the entire term of this loan. As evidence that the property is out located within a special flood hazard area subject to flooding, mudslides, or erosions, the Lender may rely on a determination of special flood hazard area status by the borrower's property & casualty insurance company, real estates appraiser, title insurance company, a local government agency or other authoritative source acceptable to SBA which would ordinarily have knowledge of the special flood hazard area status for the property.

          (3) Prior to any disbursement of the Loan, Borrower shall provide Lender with d. current Certificate of Good Standing from tile Missouri Secretary of State evidencing Borrower's good standing.

          (4) Prior to any disbursement of the Loan, Borrower shall cause all officers to execute Resolution of Board of Directors ( SBA Form
               160). The Resolution shall be certified by the secretary of borrower.

          (5) Prior to any disbursement of the Loan, Borrower shall provide SBA with Borrower's Employer's Identification Number issued by IRS.

          (6) Prior to any disbursement on the Loan, Borrower shall provide Lender with evidence that all permits, approvals, licenses, or other authorizations required by any governmental or, regulatory authority have been obtained, including, without limitation, those regarding building, zoning, and sanitary codes.

          (9) Lender shall exercise any right of offset available to Lender in the event of default by the Borrower. All offset funds shall be applied to the Loan prior to request that SBA honor this Loan Guaranty.

          (10) Prior to any disbursement of the Loan, Lender must be in receipt of the financial data requested from the Internal Revenue Service

Guildmaster, Inc.                                                         page 8
Stockton, MO 65807

               (IRS) under Form 4506 and the IRS data must be compared to the financial information submitted with the Borrower's Loan application for conformity. If the information received from the IRS reveals significant discrepancies from the financial information submitted by the Borrower, the Lender must notify SBA in writing.

5. Borrower agrees, to the extent feasible, to purchase only American-made equipment and products with the proceeds of the Loan.

6. Management assistance may be offered or required by the Small Business Administration and will be free of charge. SBA may furnish relevant information to the assignment management counselor and that information is to be held strict confidence. In consideration of SBA's furnishing management or technical assistance, all claims against SBA personnel or assigned counselors arising from this assistance are waived.

7. Borrower certifies that no principal who owns at least 50% of the voting interest of Borrower is delinquent more than 60 days under the terms of any
     (a) administrative order (b) court order, or (c) repayment agreement that requires payment of child support.

Guildmaster, Inc.                                                         page 9
Springfield, MO 65807

8. Parties Affected. - This Agreement shall be binding upon borrower and borrower's successors and assigns. No provision stated herein shall be without the prior written consent of SBA. The Loan shall be administered as provided in the current Agreement.

               /s/ Philip Lader
             --------------------
                ADMINISTRATOR

     /s/                                   8/13/96
     -----------------------------------------------
     By: Jerry L. Accinson, President        DATE

     Borrower hereby agrees to the conditions imposed herein:





     [SEAL]

     Guildmaster, Inc.
     A Missouri corporation

     By: /s/ James K. Parsons
     --------------------------------------------
     James K. Parsons, President         DATE



     ATTEST:  /s/ James K. Parsons
     --------------------------------------------
     James K. Parsons, Secretary          DATE


     NOTE: Corporate applicants must execute authorization, in corporate name, by duly authorized officer, and seal must be defined and duly attestes partnership applicants must execute in firm name, together with signature of general